Exhibit 99.1

Nasdaq: ORMP July 2015 Corporate Presentation

Safe Harbor Certain statements contained in this material are forward - looking statements . These forward - looking statements are based on the current expectations of the management of Oramed only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward - looking statements, including the risks and uncertainties related to the progress, timing, cost, and results of clinical trials and product development programs ; difficulties or delays in obtaining regulatory approval or patent protection for our product candidates ; competition from other pharmaceutical or biotechnology companies ; and our ability to obtain additional funding required to conduct our research, development and commercialization activities, and others, all of which could cause the actual results or performance of Oramed to differ materially from those contemplated in such forward - looking statements . Except as otherwise required by law, Oramed undertakes no obligation to publicly release any revisions to these forward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events . For a more detailed description of the risks and uncertainties affecting Oramed, reference is made to Oramed's reports filed from time to time with the Securities and Exchange Commission . which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward - looking statements . Please refer to the company's filings with the Securities and Exchange Commission for a comprehensive list of risk factors that could cause actual results, performance or achievements of the company to differ materially from those expressed or implied in such forward - looking statements . Oramed undertakes no obligation to update or revise any forward - looking statements .

Investment Highlights  Proprietary technology platform (POD™) for oral delivery of peptides Significant market opportunity : focus on significant medical needs Clinical proof of concept achieved Orally ingestible insulin : US FDA Phase II clinical development Strong product pipeline : potential to expand to other indications Strong management team backed by world - leading scientific experts Multiple value - creating milestones in 2015 - 2016

 Oramed An Oral Solution

Fate of proteins/peptides in GIT Leads to protein breakdown and lack of absorption  Harsh pH Protease threat Mechanical challenges Absorption barrier

Oramed POD™ Technology: Oral Protein and Peptide Delivery and Absorption Oramed’ s delivery platform protects proteins and enhances their absorption , allowing them to reach the bloodstream via the portal vein, thereby establishing a more physiologic protein gradient when compared to other delivery systems .  Absorption Enhancers Assists with translocation of active ingredient (protein/ peptides) across intestinal membrane into bloodstream Protease Inhibitors Protects protein from degradation by proteases once capsule degrades in the small intestine Enteric Coating pH sensitive – only degrades in the small intestine, thus protecting capsule constituents during travel through the upper gastrointestinal tract

Insulin GLP - 1 Analog Other Targeting Diabetes Treatment: Oramed has Opportunities in many Large Markets $ 20 billion 2013 global insulin market 1 $ 47 billion projected market for 2020 1 $ 2 + billion 2012 global GLP - 1 market 2 $ 6.6 billion projected for 2018 3 Many patients stop treatment as a result of injection - related side effects Vaccines : $ 24 billion in 2013 – grew from $ 5 billion in 2000 4 Flu vaccine estimated at $ 2.9 billion in 2011 to $ 3.8 billion in 2018 4 Interferon : $ 10 + billion , projected for 2015 5 1 Grand View Research, Inc., 2014 2 Novo Nordisk Annual Report, 2013 3 Goldman Sachs Global Investment Research, 2013 4 World Health Organization, 5 Research and Markets, 2012

Total number of study subjects : 196 ORMD - 0801 : Oral Insulin Administrations To - date  As of October 15 , 2014 0 20 40 60 80 100 120 140 160 180 200 Study Subjects: Breakdown T2DM 50 T1DM 62 Healthy 84 84 62 50 Total number of human doses: 2,063

 ORMD - 0801 Type 2 Diabetes ( T 2 DM)

Physiologic Insulin Delivery  Portal insulin delivery is physiologic, while systemic insulin delivery (injected, inhaled, etc.) is not  Blood glucose - insulin secretion system forms a 'closed - loop'  Peripheral insulin promotes glucose uptake in fat and muscle  First - pass hepatic metabolism extracts 80 % of secreted insulin  Systemic exposure is minimized  portal vein liver small intestine stomach To systemic circulation

IGT Post - prandial hyper - glycemia T 2 DM Phase I Phase II - 12 - 10 - 8 - 6 - 2 0 2 6 8 10 14 b - cell functioning 100 75 50 2 5 0 Phase III Initial Treatment: • Lifestyle Modification • Diet & Exercise Single & Combination Oral Therapies: • Reduce insulin resistance • Stimulate insulin secretion ORMD - 0801 is not a substitute for insulin injections, but rather a new earlier treatment option Criteria for advancing to next stage: AIC not at target < 7.0 % ORMD - 0801 Treats Diabetes Sooner: Type 2 Diabetes Stages & Treatment Options T 2 DM  Final Treatment: • Insulin Replacement (injections)

Unique Initial Indication (ORMD - 0801 ) Fasting Blood Glucose (FBG): • Measurement of blood glucose levels after a fast (e.g. first thing in the morning) • Effected by liver regulation of glucose and insulin levels in the body during a fast Elevated FBG • Elevated FBG levels are a major issue in T 2 DM • Main cause : excessive nocturnal glucose production from liver • Current treatments for correction of elevated FBG are suboptimal FBG: Stats • Approximately 70 % of individuals with impaired FBG develop T 2 DM • An estimated > 80 % of T 2 DM patients exhibit abnormal FBG and fail to achieve glycemic control with Metformin or thiazolidinediones (TZDs) preparations • Even drugs used to control FBG have adverse effects at times, creating a large unmet need for drugs that are more physiological ORMD - 0801 : Unique Indication • Nighttime dose • Focused on reducing the excessive nocturnal glucose production from the liver

ORMD - 0801 Trial Results: A Summary • Healthy, non - diabetic, cannulated beagle dogs showed a 60 - 75 % drop in blood glucose levels within 30 - 100 minutes of treatment • No hypoglycemia or adverse events were observed over the three years of testing (in dogs) • Randomized, double - blind, multi - center study on 29 patients – 21 dosed, 8 placebo, 6 weeks of monitoring • Showed relevant clinical impact • Good safety profile • Safe and well tolerated by all patients • No SAEs T 2 DM Patients Pre - clinical T 2 DM ORA - D - 004  -4 -2 0 2 4 6 8 Placebo ORMD-0801 Mean change (Wk 6 - Wk 0 )

ORMD - 0801 Phase IIa Results

ORMD - 0801 : Phase IIa FDA Study T 2 DM – ORA - D - 009  • 30 T 2 DM patients • US site • In - patient setting • Double blind • Randomized • 1 week of treatment • Primary objective: • Safety and tolerability • Secondary objectives: • Pharmacodynamic effects on mean nighttime glucose • Pharmacokinetics on AUC, Cmax , Tmax , T½ • Changes from baseline in FBG morning fasting insulin, C - peptide Objectives Overview

Phase 2 a: Primary Objective Safety Hypoglycemic Events 0 Serious Adverse Events 0 Severe Adverse Events 0 ORMD 0801 Related Adverse Events 0 Adverse Events (non treatment related): Placebo 5 patients 7 reported adverse events 8 mg + 8 mg 3 patients 5 reported adverse events 8 mg + 16 mg 4 patients 5 reported adverse events - No Serious Adverse Events - The study showed that ORMD - 0801 is safe and well tolerated No significant changes in clinical laboratory and physical parameters were noted T 2 DM – ORA - D - 009

T2DM – ORA-D-009

74th scientific sessions
American Diabetes Association.
JUNE 13-17, 2014 • SAN FRANCISCO, CA

Phase IIa

Mean fasting blood glucose concentrations (CGM)

Fasting CGM Glucose – mg/DL [1]	Placebo (n = 10)	ORMD-0801 8 mg + 8mg (n=10)	Difference (ORMD 0801 – placebo)	ORMD-0801 8 mg + 16mg (n=8)	Difference (ORMD 0801–placebo)
Last 2 days of data	156.26 (58.62)	126.02 (27.26)	-30.24	136.12 (43.17)	-20.14
All 7 days	154.37 (57.99)	129.27 (27.43)	-25.10	144.83 (39.28)	-9.54

Mean night time glucose concentrations (CGM)

Night time mean (SD) CGM Glucose – mg/DL(1)	Placebo (n = 10)	ORMD 0801 8 mg + 8 mg (n = 10)	Difference (ORMD 0801–placebo)	ORMD 0801 8 mg + 16 mg (n = 8)	Difference (ORMD 0801 – placebo)
Last 2 days of data	167.95 (64.17)	135.64 (39.40)	-32.31	150.24 (49.26)	-17.71
All 7 days	165.85 (60.76)	139.73 (38.86)	-26.12	149.38 (38.25)	-16.47

Mean daytime glucose concentrations (CGM)

Daytime mean (SD) CGM Glucose – mg/DL [1]	Placebo (n = 10)	ORMD 0801 8 mg + 8 mg (n = 10)	Difference (ORMD 0801 – placebo)	ORMD 0801 8 mg + 16 mg (n = 8)	Difference (ORMD 0801–placebo)
Last 2 days of data	176.06 (63.70)	153.23 (40.16)	-22.83	158.58 (40.67)	-17.48
All 7 days	175.99 (61.12)	152.55 (36.99)	-23.44	163.05 (30.28)	-12.94

oramed Pharmaceuticals Inc

(1) Per Protocol (PP) population, consisting of all study completers with an endpoint of adequate weighted mean nighttime glucose and no major protocol violations

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ORMD - 0801 : Phase IIa FDA Study Safe and Well - Tolerated, Sustained Glucose Reduction • ORMD - 0801 oral insulin gel caps were observed to be safe and well - tolerated for the dosing regimen considered in this study • No hypoglycemic events occurred at any point during the study in any treatment group • No ORMD - 0801 related adverse events observed • Both ORMD - 0801 dose groups showed trends towards sustained reduction in nighttime, daytime and mean fasting glucose concentrations compared to placebo • 8 mg + 8 mg dose group showed a more pronounced effect over placebo, versus the intended 8 mg + 16 mg dose T 2 DM – ORA - D - 009  Safety Conclusions Efficacy

ORMD - 0801 : Proposed Phase IIb FDA Study  • ~ 180 T 2 DM patients • > 30 US sites • Double blind • Randomized • 28 days of treatment • Primary objective: • Safety: Evaluate the safety of ORMD - 0801 • Efficacy: evaluate the PF effects of ORMD - 0801 on mean nighttime glucose (determined using continuous glucose monitoring) • Secondary objectives: • Evaluate changes from baseline in fasting blood glucose (FBG), morning fasting serum insulin, C - peptide, and triglycerides Objectives Overview T 2 DM

 ORMD - 0801 Type 1 Diabetes (T 1 DM)

T1DM

T1DM – an overview

T1DM

- **T1DM is an autoimmune disease** – the body destroys its own insulin-producing cells leaving patients completely dependent on external insulin sources
- **5-10% of diabetes cases are T1DM** – approx. 18-37 million people worldwide.
- The disease was previously only seen in children, but **the majority of new-onset cases are seen in adults**; increasing at a rate of 3% per year

Treatment

- **T1DM is treated with 2 types of insulin** replacement therapy:
  - **long-acting insulin** (basal) to help maintain stable insulin levels during fast periods
  - **rapid-acting insulin** (bolus) prior to each meal
- Administration is via injection or pump

ORMD-0801 Oral Insulin and T1DM

- **Oramed is looking to replace the mealtime (bolus) insulin doses**, potentially reducing multiple daily injections
- **Mechanistic advantages**: Portal administration may enable tighter regulation of blood sugar levels by directly affecting glucose control in the liver. Oral administration also offers the benefit of reduced systemic exposure and ease of use.



oramed
Pharmaceuticals Inc

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Time Frequency (%) Design: 8 T 1 DM, monitor glycemic stability of orally administered ORMD - 0801 ( 1 capsule ( 8 mg insulin) before meals, three times daily). Glucose monitored with continuous, blinded glucose monitor ORMD - 0801 : T 1 DM Glucose (mg// dL ) Mean glucose n= 8  11.5 % Results : Safe, well tolerated, reduced glycemia . T 1 DM  20 30 40 50 60 6:00 8:59 9:00 11:59 12:00 13:59 14:00 18:59 19:00 20:59 21:00 23:59 00:00 5:59 51 58 38 50 Day Night Pretreatment Treatment 180 200 220 240 260 280 300 Day Night Pretreatment Treatment Frequency glucose > 200 mg/ dL

ORMD - 0801 : Phase IIa FDA Study  • 24 T 1 DM patients • US site • In - patient setting • Double blind • Randomized • Placebo - controlled • 7 days of treatment • Primary objective: • To evaluate the change in exogenous insulin requirements in T 1 DM patients • Secondary objectives: • To evaluate the changes in glucose in T 1 DM patients • To evaluate safety and tolerability Objectives Overview T 1 DM – ORA - D - 010

ORMD - 0801 : Phase IIa FDA Study Selected Topline Key Results – Indicating that Insulin Could Possibly be Reduced Further Day 6 • Placebo • No events – 5 ( 50.0%) • 1 event – 3 ( 30.0%) • 2 events – 2 ( 20.0%) • Active • No events – 1 ( 6.7%) • 1 event – 7 ( 46.7%) • 2 events – 2 ( 13.3%) • 3 events – 4 ( 26.7%) • 5 events – 1 ( 6.7%) Day 7 • Placebo • No events – 4 ( 40.0%) • 1 event – 4 ( 40.0%) • 2 events – 1 ( 10.0%) • 7 events – 1 ( 10.0%) • Active • No events – 3 ( 20.0%) • 1 event – 5 ( 33.3%) • 2 events – 4 ( 26.7%) • 3 events – 1 ( 6.7%) • 4 events – 2 ( 13.3%) T 1 DM – ORA - D - 010 Hypoglycemic Events -60 -50 -40 -30 -20 -10 0 10 20 30 40 -60 -50 -40 -30 -20 -10 0 10 20 30 40 Day1 Day2 Day3 Day4 Day5 Day6 Day7 Placebo Hypo ORMD-0801 Delta FPG FPG (mg / dl) Delta Placebo vs ORMD Hypoglycemic Events

ORMD - 0801 : Phase IIa FDA Study Selected Topline Key Results – Indicating that Insulin Could Possibly be Reduced Further T 1 DM – ORA - D - 010 -18 -13 -8 -3 2 -60.00 -50.00 -40.00 -30.00 -20.00 -10.00 0.00 10.00 Day 1 Day 2 Day 3 Day 4 Day 5 Day 6 Day 7 Delta Basal Insulin Delta Bolus Insulin Delta FPG FPG (mg/dl) Delta Placebo vs ORMD Basal or Bolus Insulin (units) Delta Placebo vs ORMD

 T 1 DM – ORA - D - 010 • ORMD - 0801 was observed to be safe and well - tolerated for the preprandial dosing regimen in this study • ORMD - 0801 showed encouraging trends of : • Decreased use of rapid acting insulin vs. placebo • Decreased levels of post - prandial glucose vs. placebo • Decreased levels of daytime glucose vs. placebo • Increased rate of mild hypoglycemia vs. placebo ORMD - 0801 : Phase IIa FDA Study Proof - of - Concept for ORMD - 0801 Oral Insulin to Reduce Exogenous Insulin Requirements SUMMARY OF DATA

 ORMD - 0901 Oral GLP - 1 Analog (T 2 DM )

Oral GLP - 1 Analog ( Exenatide ) GLP - 1 : Hormone Facts • Secreted by the intestine • Has effect on the satiety center in the brain • Has effect on pancreatic β - cells GLP - 1 Analog: Drug Facts • Good safety profile • Mimics the natural hormone in the body • Decreases blood glucose levels – aids in blood sugar balance • Does not cause hypoglycemia • Effectively reduces HbA1c • Preserves beta cell function • Promotes weight loss • Current therapy is via injection only • Pre - IND package submitted to the US FDA Q 3 2013 • IND - enabling tox studies in process • PIb ex - US study Q 3 , 2015 ORMD - 0901 Oral GLP - 1

Oral GLP - 1 – ORMD - 0901 Blunting of glucose excursions in dogs Results : Subcutaneous exenatide delivery amounted to a 51 % reduction in mean glucose AUC 0 - 150 , while formulations AG 4 and AG 3 prompted 43 % and 29 % reductions, respectively (* p = 0 . 068 , demonstrating a treatment - related trend for the sample size) . ORMD - 0901 formulations preserved the biological activity of orally delivered exenatide. ORMD - 0901 successfully curbed blood sugar excursions following glucose challenge. Methods: » Healthy, fasting, cannulated dogs » Single dose ORMD - 0901 formulation » Administered 30 minutes pre - glucose challenge » Blood samples collected every 15 minutes  0 20 40 60 80 100 120 S.C. AG 4 AG 3 - + + + + Exenatide Glucose * * * 2 10 Area (mg/dl)/minutes *

Mean AUC Placebo: 148.5  30.5 No Nausea Insulin: 180.3  106.3  21% 150 m g exenatide ORMD - 0901 - T 2 DM Study • First in Human • 4 healthy volunteers • Placebo controlled • Pre - prandial  ORMD - 0901 placebo 0 20 40 60 80 100 120 140 -50 0 50 100 150 Insulin ( mU /mL) n=4

Pipeline Overview  Phase I Phase II Phase III ORMD - 0801 (Oral Insulin) Type 2 Diabetes ORMD - 0801 (Oral Insulin) Type 1 Diabetes ORMD - 0901 (Oral GLP - 1) Type 2 Diabetes Q 1 , ‘ 14 : Phase IIa completed Q 2 , ’ 15 : Phase IIb multi - center study initiated Q 3 , ’ 14 : Phase IIa completed Q 3 , ’ 14 : Preclinical/IND studies initiated Q 3 , ’ 15 : Phase Ib ex - US study projected initiation Q 2 / 3 , ’ 16 : Phase II multi - center study projected initiation Timeline

 Corporate Overview

Management Nadav Kidron, Esq, MBA – CEO & Director Experience in various industries, including corporate law and technology Miriam Kidron, PhD – CSO & Director Senior Researcher at the Diabetes Unit of Hadassah Medical Center for more than 25 years Josh Hexter – COO, VP Bus. Dev. More than 15 years of prominent leadership roles in biotech and pharma Yifat Zommer, CPA, MBA – CFO Extensive experience in corporate financial management  Michael Berelowitz, MD • Chairman of Oramed SAB • SVP Clinical Development & Medical Affairs, Pfizer (former) Harold Jacob, MD • Chief Medical Officer, Given Imaging (former) Gerald Ostrov • CEO, Bausch&Lomb (former) • Senior level Executive J&J (former) Leonard Sank • Entrepreneur and businessman Board of Directors

John Amatruda, MD • Former SVP and Franchise Head of the Diabetes and Obesity Unit at Merck & Co. Michael Berelowitz, MD Chairman of SAB • Former SVP Clinical Development and Medical Affairs, Specialty Care Business at Pfizer Inc. • Strong background in the Diabetes field. Avram Herskho , MD, PhD – Nobel Laureate, Chemistry, 2004 • Distinguished Professor in the Biochemistry Unit in the B. Rappaport Facility of Medicine, Technion , Haifa, Israel • Nobel Laureate in Chemistry (2004) Derek LeRoith , MD, PhD • Professor of Medicine and Chief of Endocrinology, Diabetes and Bone Disease Unit, Mount Sinai School of Medicine, NY. Nir Barzilai , MD • Director for the Institute of Aging Research Member of Diabetes Research Center, Albert Einstein University College of Medicine. Ele Ferrannini , MD, PhD • Professor of Internal Medicine, University of Pisa School of Medicine. Professor of Medicine, Diabetes Unit Texas Health Science Center. • Past President of the EASD. Scientific Advisory Board

Corporate Overview* Ticker: NASDAQ: ORMP • $ 54 M raised to date ** • No Debt • Cash and investments: $ 26.2 M • Shares Issued: 11.5 M • Fully diluted: 14.5 *** • Strong intellectual property estate • Methods & Compositions for Oral Administration of Proteins • Methods & Compositions for Oral Administration of Exenatide • Methods & Compositions (insulin + exenatide ) • Improved Protease Inhibitors * As of June 10 , 2015 ** Including the shares of D.N.A Biomedical Solutions Ltd. *** Including outstanding 1.7M options, 1M warrants and 0.3M RSUs  Nadav Kidron 7 % Special Situation Fund 4 % Regals Fund 8 % Leonard Sank 4 % Guangxi Wuzhou 6 % Public 71%

ORMD - 0801 Oral Insulin ORMD - 0901 Oral GLP - 1 Analog Anticipated Milestones 2015 / 16 • Initiation & Completion of IND - enabling studies • Initiation & Completion of Phase Ib ex - US study • Initiation of Phase II multi - site study under US IND  T 2 DM x Completion of Phase IIa FDA study x Initiation & Completion of Phase IIb multi - site study under US IND T 1 DM x Completion of Phase IIa FDA study

Summary Proprietary technology platform (POD™) for oral delivery of peptides Significant market opportunity : focus on significant medical needs Clinical proof of concept achieved Orally ingestible insulin : US FDA Phase II clinical development Strong product pipeline : potential to expand to other indications Strong management team backed by world - leading scientific experts Multiple value - creating milestones in 2015 and beyond

Nadav Kidron CEO nadav@oramed.com Josh Hexter COO josh@oramed.com